UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

This Form 8-K/A amends and supplements the Form 8-K filed by Summit Hotel Properties, Inc. (the “Company”) on January 13, 2022 to include the historical audited combined financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The following audited combined financial statements for the NewcrestImage Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein.

•	Independent Auditors’ Report;

•	Combined Balance Sheets at September 30, 2021 and December 31, 2020;

•	Combined Statements of Operations for the nine months ended September 30, 2021 and the year ended December 31, 2020;

•	Combined Statements of Changes in Members’ Equity for the nine months ended September 30, 2021 and the year ended December 31, 2020;

•	Combined Statements of Cash Flows for the nine months ended September 30, 2021 and the year ended December 31, 2020; and

•	Notes to Combined Financial Statements.

(b) Pro forma financial information. The following unaudited consolidated pro forma financial statements for the Company are attached hereto as Exhibit 99.2 and incorporated by reference herein.

•	Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2021;

•	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2021 and the year ended December 31, 2020; and

•	Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Carr, Riggs & Ingram, L.L.C.

99.1	Combined Financial Statements for the NewcrestImage Portfolio;

99.2	Unaudited Pro Forma Financial Information for Summit Hotel Properties, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
	By:	/s/ Christopher R. Eng
Christopher R. Eng
Dated: March 11, 2022		Executive Vice President, General Counsel, Chief Risk Officer and Secretary